UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2016
____________________

AXAR ACQUISITION CORP.

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-36669	47-1434549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, Sixth Floor, New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-356-6130

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2016, at the 2016 annual meeting of stockholders (the “Annual Meeting”) of Axar Acquisition Corp. (the “Company” or “we”), our stockholders approved an amendment to our amended and restated certificate of incorporation to decrease the number of authorized shares of our common stock from 400,000,000 to 19,000,000 shares (the “Amendment”). On December 14, 2016, we filed the Amendment with the Secretary of State of the State of Delaware.

Reference is made to the disclosure set forth in Item 5.07 below, which is incorporated herein by reference.

The foregoing summary of the Amendment is not intended to be complete and is qualified in its entirety by reference to the text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As noted above, we held our Annual Meeting on December 14, 2016.

We set forth below a summary of the final voting results for the proposals that our considered and voted on at the Annual Meeting.

1.	Election of Directors

Our stockholders elected David Gong and P. Sue Perrotty as Class II directors to serve until the 2019 annual meeting of stockholders and until his or her successor has been duly elected and qualified. We set forth below the results of the stockholder vote for each director nominee:

Director	Votes For	Votes Withheld
David Gong	8,074,465	1,000
P. Sue Perrotty	8,074,465	1,000

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

Our stockholders ratified the appointment of WithumSmith+Brown as our independent registered public accounting firm for our fiscal year ending December 31, 2016. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions
8,077,010	1,000	2,000

3.	Approval of the Amendment

Our stockholders approved the Amendment. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions
8,069,461	2,004	4,000

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

We incorporate by reference herein the Exhibit Index following the signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXAR ACQUISITION CORP.

By:	/s/ Andrew Axelrod
Name: Andrew Axelrod
Title: Chief Executive Officer

Dated: December 14, 2016

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amendment to the Amended and Restated Certificate of Incorporation.

3